Filed Pursuant to Rule 497(e)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

Perritt MicroCap Opportunities Fund, Inc.

August 30, 2004

Supplement to the Statement of Additional Information
dated February 29, 2004

Change in Address of the Adviser

Effective August 30, 2004, the address of the Fund and the Investment Adviser to the Fund, Perritt Capital Management Inc., has changed. The new address of the Fund and the Adviser is:

Perritt Capital Management 300 S. Wacker Dr., Suite 2880 Chicago, IL 60606

All references to the old address in the Statement of Additional Information are amended by this supplement to refer to the new address.

The date of this Supplement is August 30, 2004.

Please retain this Supplement for future reference.